EXHIBIT 4.03

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, STEPHEN A McCONNELL (the "Holder") is entitled to subscribe for and purchase up to Twelve Thousand Five Hundred (12,500) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

2. Warrant Price. The initial exercise price of this Warrant is TWO AND 50/100 DOLLARS ($2.50) per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").

3. Method of Exercise; Payment; Issuance of New Warrant; Exercise. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, (iii) through the written election of the Holder to use the In-the-money Value of the Warrant to effectuate a cashless exercise of the Warrant, or (iv) by a combination of (i), (ii) and/or (iii). For purposes of clause (iii) above, the "In-the-money Value of the Warrant" is calculated by multiplying the number of shares as to which the Warrant is being exercised by an amount equal to (A) the Market Value for the Common Stock on the trading day immediately prior to the date of exercise, minus (B) the then applicable Warrant Price per share. The number of shares of Common Stock issuable to the Holder or the designee of the Holder upon a cashless exercise pursuant to such clause (iii) shall equal the In-the-money Value divided by the Market Value of the Common Stock on the trading day immediately prior to the date of exercise. For purposes hereof, the "Market Value" of the Common Stock shall be the last reported trading price of the Common Stock if traded on a recognized securities exchange or over-the-counter market or, if not traded on such an exchange or market, the fair market value per share of Common Stock as determined by the Board of Directors of the Company in its good faith judgment. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period. The Holder may provide notice to the Company by facsimile of any exercise of the Warrant pursuant to clause (iii) above and such exercise shall be effective on the date such facsimile is received; provided, that such facsimile must be received by the Company not later than 3:00 p.m. eastern time in order for such exercise to be effective on such date; and provided, further, that the Holder shall deliver the original Warrant and notice of exercise to the Company within two (2) business days of such facsimile notice.

4. Stock Fully Paid; Reservation of Shares. All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

5. Adjustment to Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

(a) For purposes of this Section 5, the following definitions shall apply:

(i) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) "Original Issue Date" shall mean the date hereof.

(iii) "Convertible Securities" shall mean securities convertible into or exchangeable for Common Stock.

(iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued):

(1) to officers, directors and employees of, and consultants to the Company to be designated and approved by the Board of Directors pursuant to any stock option or incentive plan (provided that the number of shares issuable under any such plan from time to time shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock);

(2) pursuant to clause (f), (g) or (h) of this Section 5; or

(3) upon the exercise of Options issued prior to the Original Issue Date; or

(4) by way of dividend or other distributions on securities referred to in clauses (1), (2) and (3) hereof.

(b) No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Warrant Price in effect on the date of, and immediately prior to, such issuance.

(c) Additional Shares of Common Stock shall be deemed to have been issued under the following conditions:

(i) Except as otherwise provided in Sections 5(a)(iv)(1)-(4) and 5(b), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time such Option or Convertible Security, as the case may be, is issued or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of Common Stock are deemed to be issued:

(1) no further adjustment in the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Warrant Price to a price that is greater than (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made until the expiration or exercise of all such Options.

(d) In the event the Company shall, at any time on or prior to the third (3rd) anniversary of the date of this Warrant, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)) without consideration or for a consideration per share less than an amount equal to the Warrant Price in effect on the date of, and immediately prior to such issue, except in the case of any issuance of Additional Shares of Common Stock subject to clause (f), (g) or (h) hereof, then and in such event, the Warrant Price shall be decreased, concurrently with such issue, to the amount of the consideration per share received by the Company for such Additional Shares of Common Stock.

(e) For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(i) Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company prior to amounts paid or payable for accrued interest or accrued dividends and prior to any commissions or expenses paid by the Company;

(2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(ii) The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(i), relating to Options and Convertible Securities, shall be determined by dividing:

(1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(f) In the event of any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange involving the Common Stock, or if the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price then in effect and the number of shares of Common Stock issuable upon exercise of this Warrant shall, concurrently with the effectiveness of such event, be appropriately adjusted to reflect such event.

(g) In the event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro-rata basis from all holders of any class of the Company's securities) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 5, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that he would have received had his Warrant been converted into Common Stock on the date of such event.

(h) If the Common Stock issuable upon exercise of the Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the right to acquire each share of Common Stock issuable on exercise of the Warrant shall thereafter be converted into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon such conversion shall have been entitled upon such reorganization or reclassification. In any such event, effective provision shall be made, in the articles of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the exercise rights of the Warrant shall thereafter be applicable to any such other shares of stock, other securities, cash or property deliverable upon exercise of the Warrant or other convertible stock or securities received by the holders in place thereof, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the Warrant, such shares, other securities, cash or property or other convertible stock or securities received by the Holder in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the Warrant exercise rights as above provided.

(i) The Company will not, by amendment of this Warrant or its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against impairment.

(j) No adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant shall be required unless such adjustment would require an increase or decrease of at least 1/100th of a share; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(k) Notwithstanding any other provision of this Section 5, other than adjustments made pursuant to Section 5(f) or 5(h), no adjustment made pursuant to this Section 5 shall result in an increase in the Warrant Price.

6. Notice of Adjustments. Whenever any adjustment is required to be made as provided in Section 5, the Company shall promptly notify the Holder, describing in reasonable detail the adjustment and method of calculation used.

7. Fractional Shares. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

8. Compliance with the Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

9. No Transfer of Warrant. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

10. Notice to Holder. This Warrant is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Securities Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

11. Registration Rights.

(a) Piggyback Registration Rights. If at any time prior to this Warrant's expiration date the Company shall decide to file a registration statement under the Securities Act of 1933 covering shares of its Common Stock (other than a registration statement on Form S-4, Form S-14 or a comparable form), 60 days prior thereto the Company shall give written notice to the Holder of its intention to file such registration statement. Within 30 days of such notice, the Holder shall notify the Company in writing of the number of shares of Common Stock owned as a consequence of exercise of this Warrant that it wishes included in any such registration statement. Thereafter, the Company shall include the Holders' shares in the shares covered by the registration statement unless the managing underwriter of any such offering shall certify, in writing, that, in its judgment, the inclusion of the Holders' shares would have a material adverse effect on the offering and jeopardize the Company's ability to raise capital in the offering; provided, that if shares held by any other holders of Common Stock (excluding shares offered by or for the account of the Company) are included in such offering, then the Holder's shares shall be included on a pro rata basis with the shares of all such other holders of Common Stock. If shares of Common Stock owned as a consequence of the exercise of this Warrant are included in any such offering, the Holder shall not be responsible for any expenses of the offering other than any underwriting discount or commission attributable to the shares of Common Stock offered by it.

(b) Opinions and Other Documents. If the Holder participates in any offering as described in this Section 11, it will provide the Company with such opinions of counsel and other documents covering such legal and other matters as the Company reasonably may request.

(c) Indemnification of Holder. In the event of any registration with respect to any shares of Common Stock issued pursuant to exercise of this Warrant, the Company will indemnify and hold harmless the Holder whose shares are being registered and each person, if any, who controls such Holder against any losses, claims, damages or liabilities to which the holder or such controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the Company shall not be liable for any loss, claim, damage or liability based on or arising out of written information furnished by such Holder specifically for use in the registration statement.

(d) Indemnification of Company. Any Holder requesting that shares of Common Stock acquired upon exercise of Warrants be registered shall indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement in reliance upon written information furnished by such Holder specifically for use in the preparation of such registration statement.

12. Miscellaneous.

(a) No Rights as Shareholder. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

IN WITNESS WHEREOF, this Warrant is executed as of the 10th day of August, 1999.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By:

Title:

EXHIBIT A

NOTICE OF EXERCISE

TO: LEXON TECHNOLOGIES, INC.

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of LEXON TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

___ Section 3(i)

___ Section 3(ii)

___ Section 3(iii) [The number of shares of Common Stock issuable is _____________ shares based on a Warrant Price of $___ per share and the Market Value for the Common Stock on ________, 19__ of $_____ per share]

____ Section 3(iv) [Please provide details by supplemental letter]

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.

Signature

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, JOCK PATTON (the "Holder") is entitled to subscribe for and purchase up to Twelve Thousand Five Hundred (12,500) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

2. Warrant Price. The initial exercise price of this Warrant is TWO AND 50/100 DOLLARS ($2.50) per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").

3. Method of Exercise; Payment; Issuance of New Warrant; Exercise. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, (iii) through the written election of the Holder to use the In-the-money Value of the Warrant to effectuate a cashless exercise of the Warrant, or (iv) by a combination of (i), (ii) and/or (iii). For purposes of clause (iii) above, the "In-the-money Value of the Warrant" is calculated by multiplying the number of shares as to which the Warrant is being exercised by an amount equal to (A) the Market Value for the Common Stock on the trading day immediately prior to the date of exercise, minus (B) the then applicable Warrant Price per share. The number of shares of Common Stock issuable to the Holder or the designee of the Holder upon a cashless exercise pursuant to such clause (iii) shall equal the In-the-money Value divided by the Market Value of the Common Stock on the trading day immediately prior to the date of exercise. For purposes hereof, the "Market Value" of the Common Stock shall be the last reported trading price of the Common Stock if traded on a recognized securities exchange or over-the-counter market or, if not traded on such an exchange or market, the fair market value per share of Common Stock as determined by the Board of Directors of the Company in its good faith judgment. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period. The Holder may provide notice to the Company by facsimile of any exercise of the Warrant pursuant to clause (iii) above and such exercise shall be effective on the date such facsimile is received; provided, that such facsimile must be received by the Company not later than 3:00 p.m. eastern time in order for such exercise to be effective on such date; and provided, further, that the Holder shall deliver the original Warrant and notice of exercise to the Company within two (2) business days of such facsimile notice.

4. Stock Fully Paid; Reservation of Shares. All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

5. Adjustment to Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

(a) For purposes of this Section 5, the following definitions shall apply:

(i) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) "Original Issue Date" shall mean the date hereof.

(iii) "Convertible Securities" shall mean securities convertible into or exchangeable for Common Stock.

(iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued):

(1) to officers, directors and employees of, and consultants to the Company to be designated and approved by the Board of Directors pursuant to any stock option or incentive plan (provided that the number of shares issuable under any such plan from time to time shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock);

(2) pursuant to clause (f), (g) or (h) of this Section 5; or

(3) upon the exercise of Options issued prior to the Original Issue Date; or

(4) by way of dividend or other distributions on securities referred to in clauses (1), (2) and (3) hereof.

(b) No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Warrant Price in effect on the date of, and immediately prior to, such issuance.

(c) Additional Shares of Common Stock shall be deemed to have been issued under the following conditions:

(i) Except as otherwise provided in Sections 5(a)(iv)(1)-(4) and 5(b), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time such Option or Convertible Security, as the case may be, is issued or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of Common Stock are deemed to be issued:

(1) no further adjustment in the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Warrant Price to a price that is greater than (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made until the expiration or exercise of all such Options.

(d) In the event the Company shall, at any time on or prior to the third (3rd) anniversary of the date of this Warrant, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)) without consideration or for a consideration per share less than an amount equal to the Warrant Price in effect on the date of, and immediately prior to such issue, except in the case of any issuance of Additional Shares of Common Stock subject to clause (f), (g) or (h) hereof, then and in such event, the Warrant Price shall be decreased, concurrently with such issue, to the amount of the consideration per share received by the Company for such Additional Shares of Common Stock.

(e) For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(i) Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company prior to amounts paid or payable for accrued interest or accrued dividends and prior to any commissions or expenses paid by the Company;

(2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(ii) The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(i), relating to Options and Convertible Securities, shall be determined by dividing:

(1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(f) In the event of any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange involving the Common Stock, or if the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price then in effect and the number of shares of Common Stock issuable upon exercise of this Warrant shall, concurrently with the effectiveness of such event, be appropriately adjusted to reflect such event.

(g) In the event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro-rata basis from all holders of any class of the Company's securities) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 5, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that he would have received had his Warrant been converted into Common Stock on the date of such event.

(h) If the Common Stock issuable upon exercise of the Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the right to acquire each share of Common Stock issuable on exercise of the Warrant shall thereafter be converted into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon such conversion shall have been entitled upon such reorganization or reclassification. In any such event, effective provision shall be made, in the articles of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the exercise rights of the Warrant shall thereafter be applicable to any such other shares of stock, other securities, cash or property deliverable upon exercise of the Warrant or other convertible stock or securities received by the holders in place thereof, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the Warrant, such shares, other securities, cash or property or other convertible stock or securities received by the Holder in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the Warrant exercise rights as above provided.

(i) The Company will not, by amendment of this Warrant or its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against impairment.

(j) No adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant shall be required unless such adjustment would require an increase or decrease of at least 1/100th of a share; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(k) Notwithstanding any other provision of this Section 5, other than adjustments made pursuant to Section 5(f) or 5(h), no adjustment made pursuant to this Section 5 shall result in an increase in the Warrant Price.

6. Notice of Adjustments. Whenever any adjustment is required to be made as provided in Section 5, the Company shall promptly notify the Holder, describing in reasonable detail the adjustment and method of calculation used.

7. Fractional Shares. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

8. Compliance with the Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

9. No Transfer of Warrant. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

10. Notice to Holder. This Warrant is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Securities Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

11. Registration Rights.

(a) Piggyback Registration Rights. If at any time prior to this Warrant's expiration date the Company shall decide to file a registration statement under the Securities Act of 1933 covering shares of its Common Stock (other than a registration statement on Form S-4, Form S-14 or a comparable form), 60 days prior thereto the Company shall give written notice to the Holder of its intention to file such registration statement. Within 30 days of such notice, the Holder shall notify the Company in writing of the number of shares of Common Stock owned as a consequence of exercise of this Warrant that it wishes included in any such registration statement. Thereafter, the Company shall include the Holders' shares in the shares covered by the registration statement unless the managing underwriter of any such offering shall certify, in writing, that, in its judgment, the inclusion of the Holders' shares would have a material adverse effect on the offering and jeopardize the Company's ability to raise capital in the offering; provided, that if shares held by any other holders of Common Stock (excluding shares offered by or for the account of the Company) are included in such offering, then the Holder's shares shall be included on a pro rata basis with the shares of all such other holders of Common Stock. If shares of Common Stock owned as a consequence of the exercise of this Warrant are included in any such offering, the Holder shall not be responsible for any expenses of the offering other than any underwriting discount or commission attributable to the shares of Common Stock offered by it.

(b) Opinions and Other Documents. If the Holder participates in any offering as described in this Section 11, it will provide the Company with such opinions of counsel and other documents covering such legal and other matters as the Company reasonably may request.

(c) Indemnification of Holder. In the event of any registration with respect to any shares of Common Stock issued pursuant to exercise of this Warrant, the Company will indemnify and hold harmless the Holder whose shares are being registered and each person, if any, who controls such Holder against any losses, claims, damages or liabilities to which the holder or such controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the Company shall not be liable for any loss, claim, damage or liability based on or arising out of written information furnished by such Holder specifically for use in the registration statement.

(d) Indemnification of Company. Any Holder requesting that shares of Common Stock acquired upon exercise of Warrants be registered shall indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement in reliance upon written information furnished by such Holder specifically for use in the preparation of such registration statement.

12. Miscellaneous.

(a) No Rights as Shareholder. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

IN WITNESS WHEREOF, this Warrant is executed as of the 10th day of August, 1999.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By:

Title:

EXHIBIT A

NOTICE OF EXERCISE

TO: LEXON TECHNOLOGIES, INC.

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of LEXON TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

___ Section 3(i)

___ Section 3(ii)

___ Section 3(iii) [The number of shares of Common Stock issuable is _____________ shares based on a Warrant Price of $___ per share and the Market Value for the Common Stock on ________, 19__ of $_____ per share]

____ Section 3(iv) [Please provide details by supplemental letter]

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.

Signature

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, MILLER CAPITAL CORPORATION (the "Holder") is entitled to subscribe for and purchase up to Twenty Five Thousand (25,000) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

2. Warrant Price. The initial exercise price of this Warrant is TWO AND 50/100 DOLLARS ($2.50) per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").

3. Method of Exercise; Payment; Issuance of New Warrant; Exercise. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, (iii) through the written election of the Holder to use the In-the-money Value of the Warrant to effectuate a cashless exercise of the Warrant, or (iv) by a combination of (i), (ii) and/or (iii). For purposes of clause (iii) above, the "In-the-money Value of the Warrant" is calculated by multiplying the number of shares as to which the Warrant is being exercised by an amount equal to (A) the Market Value for the Common Stock on the trading day immediately prior to the date of exercise, minus (B) the then applicable Warrant Price per share. The number of shares of Common Stock issuable to the Holder or the designee of the Holder upon a cashless exercise pursuant to such clause (iii) shall equal the In-the-money Value divided by the Market Value of the Common Stock on the trading day immediately prior to the date of exercise. For purposes hereof, the "Market Value" of the Common Stock shall be the last reported trading price of the Common Stock if traded on a recognized securities exchange or over-the-counter market or, if not traded on such an exchange or market, the fair market value per share of Common Stock as determined by the Board of Directors of the Company in its good faith judgment. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period. The Holder may provide notice to the Company by facsimile of any exercise of the Warrant pursuant to clause (iii) above and such exercise shall be effective on the date such facsimile is received; provided, that such facsimile must be received by the Company not later than 3:00 p.m. eastern time in order for such exercise to be effective on such date; and provided, further, that the Holder shall deliver the original Warrant and notice of exercise to the Company within two (2) business days of such facsimile notice.

4. Stock Fully Paid; Reservation of Shares. All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

5. Adjustment to Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

(a) For purposes of this Section 5, the following definitions shall apply:

(i) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) "Original Issue Date" shall mean the date hereof.

(iii) "Convertible Securities" shall mean securities convertible into or exchangeable for Common Stock.

(iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued):

(1) to officers, directors and employees of, and consultants to the Company to be designated and approved by the Board of Directors pursuant to any stock option or incentive plan (provided that the number of shares issuable under any such plan from time to time shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock);

(2) pursuant to clause (f), (g) or (h) of this Section 5; or

(3) upon the exercise of Options issued prior to the Original Issue Date; or

(4) by way of dividend or other distributions on securities referred to in clauses (1), (2) and (3) hereof.

(b) No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Warrant Price in effect on the date of, and immediately prior to, such issuance.

(c) Additional Shares of Common Stock shall be deemed to have been issued under the following conditions:

(i) Except as otherwise provided in Sections 5(a)(iv)(1)-(4) and 5(b), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time such Option or Convertible Security, as the case may be, is issued or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of Common Stock are deemed to be issued:

(1) no further adjustment in the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Warrant Price to a price that is greater than (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made until the expiration or exercise of all such Options.

(d) In the event the Company shall, at any time on or prior to the third (3rd) anniversary of the date of this Warrant, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)) without consideration or for a consideration per share less than an amount equal to the Warrant Price in effect on the date of, and immediately prior to such issue, except in the case of any issuance of Additional Shares of Common Stock subject to clause (f), (g) or (h) hereof, then and in such event, the Warrant Price shall be decreased, concurrently with such issue, to the amount of the consideration per share received by the Company for such Additional Shares of Common Stock.

(e) For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(i) Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company prior to amounts paid or payable for accrued interest or accrued dividends and prior to any commissions or expenses paid by the Company;

(2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(ii) The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(i), relating to Options and Convertible Securities, shall be determined by dividing:

(1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(f) In the event of any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange involving the Common Stock, or if the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price then in effect and the number of shares of Common Stock issuable upon exercise of this Warrant shall, concurrently with the effectiveness of such event, be appropriately adjusted to reflect such event.

(g) In the event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro-rata basis from all holders of any class of the Company's securities) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 5, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that he would have received had his Warrant been converted into Common Stock on the date of such event.

(h) If the Common Stock issuable upon exercise of the Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the right to acquire each share of Common Stock issuable on exercise of the Warrant shall thereafter be converted into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon such conversion shall have been entitled upon such reorganization or reclassification. In any such event, effective provision shall be made, in the articles of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the exercise rights of the Warrant shall thereafter be applicable to any such other shares of stock, other securities, cash or property deliverable upon exercise of the Warrant or other convertible stock or securities received by the holders in place thereof, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the Warrant, such shares, other securities, cash or property or other convertible stock or securities received by the Holder in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the Warrant exercise rights as above provided.

(i) The Company will not, by amendment of this Warrant or its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against impairment.

(j) No adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant shall be required unless such adjustment would require an increase or decrease of at least 1/100th of a share; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(k) Notwithstanding any other provision of this Section 5, other than adjustments made pursuant to Section 5(f) or 5(h), no adjustment made pursuant to this Section 5 shall result in an increase in the Warrant Price.

6. Notice of Adjustments. Whenever any adjustment is required to be made as provided in Section 5, the Company shall promptly notify the Holder, describing in reasonable detail the adjustment and method of calculation used.

7. Fractional Shares. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

8. Compliance with the Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

9. No Transfer of Warrant. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

10. Notice to Holder. This Warrant is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Securities Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

11. Registration Rights.

(a) Piggyback Registration Rights. If at any time prior to this Warrant's expiration date the Company shall decide to file a registration statement under the Securities Act of 1933 covering shares of its Common Stock (other than a registration statement on Form S-4, Form S-14 or a comparable form), 60 days prior thereto the Company shall give written notice to the Holder of its intention to file such registration statement. Within 30 days of such notice, the Holder shall notify the Company in writing of the number of shares of Common Stock owned as a consequence of exercise of this Warrant that it wishes included in any such registration statement. Thereafter, the Company shall include the Holders' shares in the shares covered by the registration statement unless the managing underwriter of any such offering shall certify, in writing, that, in its judgment, the inclusion of the Holders' shares would have a material adverse effect on the offering and jeopardize the Company's ability to raise capital in the offering; provided, that if shares held by any other holders of Common Stock (excluding shares offered by or for the account of the Company) are included in such offering, then the Holder's shares shall be included on a pro rata basis with the shares of all such other holders of Common Stock. If shares of Common Stock owned as a consequence of the exercise of this Warrant are included in any such offering, the Holder shall not be responsible for any expenses of the offering other than any underwriting discount or commission attributable to the shares of Common Stock offered by it.

(b) Opinions and Other Documents. If the Holder participates in any offering as described in this Section 11, it will provide the Company with such opinions of counsel and other documents covering such legal and other matters as the Company reasonably may request.

(c) Indemnification of Holder. In the event of any registration with respect to any shares of Common Stock issued pursuant to exercise of this Warrant, the Company will indemnify and hold harmless the Holder whose shares are being registered and each person, if any, who controls such Holder against any losses, claims, damages or liabilities to which the holder or such controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the Company shall not be liable for any loss, claim, damage or liability based on or arising out of written information furnished by such Holder specifically for use in the registration statement.

(d) Indemnification of Company. Any Holder requesting that shares of Common Stock acquired upon exercise of Warrants be registered shall indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement in reliance upon written information furnished by such Holder specifically for use in the preparation of such registration statement.

12. Miscellaneous.

(a) No Rights as Shareholder. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

IN WITNESS WHEREOF, this Warrant is executed as of the 10th day of August, 1999.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By:

Title:

EXHIBIT A

NOTICE OF EXERCISE

TO: LEXON TECHNOLOGIES, INC.

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of LEXON TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

___ Section 3(i)

___ Section 3(ii)

___ Section 3(iii) [The number of shares of Common Stock issuable is _____________ shares based on a Warrant Price of $___ per share and the Market Value for the Common Stock on ________, 19__ of $_____ per share]

____ Section 3(iv) [Please provide details by supplemental letter]

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.

Signature

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

LEXON TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, DICKERSON WRIGHT (the "Holder") is entitled to subscribe for and purchase up to Twenty Five Thousand (25,000) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of LEXON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

1. Term of Warrant. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

2. Warrant Price. The initial exercise price of this Warrant is TWO AND 50/100 DOLLARS ($2.50) per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").

3. Method of Exercise; Payment; Issuance of New Warrant; Exercise. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, (iii) through the written election of the Holder to use the In-the-money Value of the Warrant to effectuate a cashless exercise of the Warrant, or (iv) by a combination of (i), (ii) and/or (iii). For purposes of clause (iii) above, the "In-the-money Value of the Warrant" is calculated by multiplying the number of shares as to which the Warrant is being exercised by an amount equal to (A) the Market Value for the Common Stock on the trading day immediately prior to the date of exercise, minus (B) the then applicable Warrant Price per share. The number of shares of Common Stock issuable to the Holder or the designee of the Holder upon a cashless exercise pursuant to such clause (iii) shall equal the In-the-money Value divided by the Market Value of the Common Stock on the trading day immediately prior to the date of exercise. For purposes hereof, the "Market Value" of the Common Stock shall be the last reported trading price of the Common Stock if traded on a recognized securities exchange or over-the-counter market or, if not traded on such an exchange or market, the fair market value per share of Common Stock as determined by the Board of Directors of the Company in its good faith judgment. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period. The Holder may provide notice to the Company by facsimile of any exercise of the Warrant pursuant to clause (iii) above and such exercise shall be effective on the date such facsimile is received; provided, that such facsimile must be received by the Company not later than 3:00 p.m. eastern time in order for such exercise to be effective on such date; and provided, further, that the Holder shall deliver the original Warrant and notice of exercise to the Company within two (2) business days of such facsimile notice.

4. Stock Fully Paid; Reservation of Shares. All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

5. Adjustment to Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

(a) For purposes of this Section 5, the following definitions shall apply:

(i) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) "Original Issue Date" shall mean the date hereof.

(iii) "Convertible Securities" shall mean securities convertible into or exchangeable for Common Stock.

(iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued (or, pursuant to Section 5(c), deemed to be issued):

(1) to officers, directors and employees of, and consultants to the Company to be designated and approved by the Board of Directors pursuant to any stock option or incentive plan (provided that the number of shares issuable under any such plan from time to time shall not exceed ten percent (10%) of the number of issued and outstanding shares of Common Stock);

(2) pursuant to clause (f), (g) or (h) of this Section 5; or

(3) upon the exercise of Options issued prior to the Original Issue Date; or

(4) by way of dividend or other distributions on securities referred to in clauses (1), (2) and (3) hereof.

(b) No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Warrant Price in effect on the date of, and immediately prior to, such issuance.

(c) Additional Shares of Common Stock shall be deemed to have been issued under the following conditions:

(i) Except as otherwise provided in Sections 5(a)(iv)(1)-(4) and 5(b), in the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of any holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time such Option or Convertible Security, as the case may be, is issued or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which additional shares of Common Stock are deemed to be issued:

(1) no further adjustment in the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price and the number of shares issuable upon exercise of this Warrant as computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only additional shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Warrant Price to a price that is greater than (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(5) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made until the expiration or exercise of all such Options.

(d) In the event the Company shall, at any time on or prior to the third (3rd) anniversary of the date of this Warrant, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)) without consideration or for a consideration per share less than an amount equal to the Warrant Price in effect on the date of, and immediately prior to such issue, except in the case of any issuance of Additional Shares of Common Stock subject to clause (f), (g) or (h) hereof, then and in such event, the Warrant Price shall be decreased, concurrently with such issue, to the amount of the consideration per share received by the Company for such Additional Shares of Common Stock.

(e) For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(i) Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company prior to amounts paid or payable for accrued interest or accrued dividends and prior to any commissions or expenses paid by the Company;

(2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(ii) The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(i), relating to Options and Convertible Securities, shall be determined by dividing:

(1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Option or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(f) In the event of any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange involving the Common Stock, or if the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price then in effect and the number of shares of Common Stock issuable upon exercise of this Warrant shall, concurrently with the effectiveness of such event, be appropriately adjusted to reflect such event.

(g) In the event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro-rata basis from all holders of any class of the Company's securities) payable in property or in securities of the Company other than shares of Common Stock, and other than as otherwise adjusted in this Section 5, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that he would have received had his Warrant been converted into Common Stock on the date of such event.

(h) If the Common Stock issuable upon exercise of the Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the right to acquire each share of Common Stock issuable on exercise of the Warrant shall thereafter be converted into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon such conversion shall have been entitled upon such reorganization or reclassification. In any such event, effective provision shall be made, in the articles of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the exercise rights of the Warrant shall thereafter be applicable to any such other shares of stock, other securities, cash or property deliverable upon exercise of the Warrant or other convertible stock or securities received by the holders in place thereof, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the Warrant, such shares, other securities, cash or property or other convertible stock or securities received by the Holder in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the Warrant exercise rights as above provided.

(i) The Company will not, by amendment of this Warrant or its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against impairment.

(j) No adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant shall be required unless such adjustment would require an increase or decrease of at least 1/100th of a share; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(k) Notwithstanding any other provision of this Section 5, other than adjustments made pursuant to Section 5(f) or 5(h), no adjustment made pursuant to this Section 5 shall result in an increase in the Warrant Price.

6. Notice of Adjustments. Whenever any adjustment is required to be made as provided in Section 5, the Company shall promptly notify the Holder, describing in reasonable detail the adjustment and method of calculation used.

7. Fractional Shares. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

8. Compliance with the Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

9. No Transfer of Warrant. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

10. Notice to Holder. This Warrant is issued pursuant to the Securities Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Securities Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

11. Registration Rights.

(a) Piggyback Registration Rights. If at any time prior to this Warrant's expiration date the Company shall decide to file a registration statement under the Securities Act of 1933 covering shares of its Common Stock (other than a registration statement on Form S-4, Form S-14 or a comparable form), 60 days prior thereto the Company shall give written notice to the Holder of its intention to file such registration statement. Within 30 days of such notice, the Holder shall notify the Company in writing of the number of shares of Common Stock owned as a consequence of exercise of this Warrant that it wishes included in any such registration statement. Thereafter, the Company shall include the Holders' shares in the shares covered by the registration statement unless the managing underwriter of any such offering shall certify, in writing, that, in its judgment, the inclusion of the Holders' shares would have a material adverse effect on the offering and jeopardize the Company's ability to raise capital in the offering; provided, that if shares held by any other holders of Common Stock (excluding shares offered by or for the account of the Company) are included in such offering, then the Holder's shares shall be included on a pro rata basis with the shares of all such other holders of Common Stock. If shares of Common Stock owned as a consequence of the exercise of this Warrant are included in any such offering, the Holder shall not be responsible for any expenses of the offering other than any underwriting discount or commission attributable to the shares of Common Stock offered by it.

(b) Opinions and Other Documents. If the Holder participates in any offering as described in this Section 11, it will provide the Company with such opinions of counsel and other documents covering such legal and other matters as the Company reasonably may request.

(c) Indemnification of Holder. In the event of any registration with respect to any shares of Common Stock issued pursuant to exercise of this Warrant, the Company will indemnify and hold harmless the Holder whose shares are being registered and each person, if any, who controls such Holder against any losses, claims, damages or liabilities to which the holder or such controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but the Company shall not be liable for any loss, claim, damage or liability based on or arising out of written information furnished by such Holder specifically for use in the registration statement.

(d) Indemnification of Company. Any Holder requesting that shares of Common Stock acquired upon exercise of Warrants be registered shall indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may be subject under the Securities Act of 1933 insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the registration statement or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement in reliance upon written information furnished by such Holder specifically for use in the preparation of such registration statement.

12. Miscellaneous.

(a) No Rights as Shareholder. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

IN WITNESS WHEREOF, this Warrant is executed as of the 10th day of August, 1999.

LEXON TECHNOLOGIES, INC., a Delaware corporation

By:

Title:

EXHIBIT A

NOTICE OF EXERCISE

TO: LEXON TECHNOLOGIES, INC.

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of LEXON TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

___ Section 3(i)

___ Section 3(ii)

___ Section 3(iii) [The number of shares of Common Stock issuable is _____________ shares based on a Warrant Price of $___ per share and the Market Value for the Common Stock on ________, 19__ of $_____ per share]

____ Section 3(iv) [Please provide details by supplemental letter]

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.

Signature